UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam AMT-Free Municipal Fund

Semiannual report
1 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 18

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

March 15, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Municipal bonds have long been popular investments because they offer income exempt from federal tax. Putnam AMT-Free Municipal Fund seeks bonds that are also exempt from the alternative minimum tax (AMT), which affects a significant number of taxpayers.

Managed by a team of industry veterans

The fund’s portfolio managers conduct meticulous credit research to choose bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

2 AMT-Free Municipal Fund

Performance history as of 1/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

AMT-Free Municipal Fund 3

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Your fund is also managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the six-month reporting period ended January 31, 2018?

Volatility in the municipal bond market picked up in the second half of the period in response to the federal tax reform debate. In November, anticipation of heavier municipal bond supply due to the proposed elimination of advance refundings contributed to a selloff. [Refunding occurs when an issuer refinances a bond by issuing another bond at a lower interest rate to pay off an older higher-yielding bond, thereby reducing interest costs.] In December 2017, bond issuers rushed to issue new deals before the new tax law took effect in 2018. Total municipal bond new issue volume for the month was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. The flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

With Congress failing to strike a long-term budget deal for 2018 in advance of the January 19, 2018 deadline, the U.S. government briefly shut down. Congress ended the

4 AMT-Free Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund 5

three-day shutdown by adopting another short-term spending bill through February 8, 2018. Continued strong U.S. and global growth led to higher U.S. Treasury and municipal yields during January.

The Federal Reserve continued to gradually reduce the amount of monetary policy accommodation — beginning the process of reducing its balance sheet in October 2017 and raising the federal funds rate in December 2017 to a target range of 1.25% to 1.50%. With interest rates rising, municipal bonds lagged U.S. Treasuries but held up better than the broader fixed-income markets during the period. [Bond prices generally fall as rates rise.] Securities with longer maturities held up better than securities with shorter- and intermediate-term maturities for the period.

How did the fund perform during the reporting period?

For the six months ended January 31, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment approach in this environment?

During the period, the municipal bond yield curve flattened, in line with our expectation. Given our outlook for interest rates trending higher, we employed a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 12 years, and overweighting longer-term bonds with maturities of greater than 12 to 20 years.

Duration positioning, which measures the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated BBB and A. From a sector positioning perspective, we placed greater focus on continuing-care retirement community, higher education, and essential service utility bonds relative to the fund’s Lipper peer group. These strategies were positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period, as the sector faced challenges during the period. Puerto Rico was devastated by the recent hurricanes, which makes its current economic and financial situation even more difficult and could further challenge the debt restructuring process, in our view.

During the period, the portfolio had overweight positions in State of Illinois and City of Chicago credits. We believe the state’s 2018 fiscal-year budget, after a two-year impasse, may help relieve some pressure from the credit agencies, which had warned that Illinois’ credit rating was in jeopardy of falling into junk bond status. While challenges remain, Illinois municipal debt rallied, which aided the fund’s performance during the period.

New Jersey also faces a heavy debt burden and large unfunded pension liabilities. However, the November 2017 gubernatorial election of Phil Murphy provided one-party control for the first time in eight years, which we believe should facilitate legislative action to stabilize New Jersey’s finances. At period-end, all three major rating agencies had a stable outlook for New Jersey. The fund’s positioning in New Jersey municipal debt contributed to performance during the period.

6 AMT-Free Municipal Fund

What are your thoughts about the new tax law, and its effects on the municipal bond market?

While the Tax Cuts and Jobs Act reduced corporate tax rates, slightly reduced individual tax rates, changed some popular deductions, and eliminated advance refundings for municipal issuers, the tax-exempt status of municipal bonds remains intact. As such, we do not believe the changes in tax rates will materially affect demand for municipal bonds from individuals. The reduction in corporate taxes, however, may lower demand from banks, property and casualty insurers, or other corporate buyers.

The legislation, in our view, will have a more meaningful impact on the supply side of the technical equation. We believe the elimination of advance refundings could eliminate up to 20% of the municipal market’s annual supply —a fairly significant portion of the municipal bond supply.

What is your outlook for interest rates as 2018 begins?

At its December 2017 meeting, the Fed maintained its expectation for three rate hikes in 2018 but also raised its forecast for economic growth from 2.1% to 2.5% for the year — most likely in response to tax cuts and anticipated government spending policies. As widely expected, the Fed held rates steady at its January 2018 meeting. Most Fed observers expect that the next increase in the federal funds rate of a quarter percentage point will likely occur in March 2018.

We expect that strengthening global economic growth will facilitate the continued normalization of short-term interest rates and continued flattening of the yield curve, with short-term rates rising more than long-term rates. Should additional fiscal stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster or, conversely, tighten more slowly if fiscal policy proves less stimulative.

As always, we will continue to rely on in-depth research and our experienced market insights

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

AMT-Free Municipal Fund 7

to evaluate current portfolio holdings and potential new holdings for what we believe to be attractive income and return characteristics.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.74%	48.00%	4.00%	13.31%	2.53%	5.34%	1.75%	4.02%	0.63%
After sales charge	5.60	42.08	3.57	8.78	1.70	1.13	0.37	–0.14	–3.40
Class B (9/9/85)
Before CDSC	5.74	40.69	3.47	9.78	1.88	3.33	1.10	3.30	0.31
After CDSC	5.74	40.69	3.47	7.87	1.53	0.47	0.16	–1.70	–4.64
Class C (7/26/99)
Before CDSC	5.08	37.02	3.20	9.01	1.74	2.92	0.97	3.21	0.24
After CDSC	5.08	37.02	3.20	9.01	1.74	2.92	0.97	2.21	–0.75
Class M (6/1/95)
Before sales charge	5.49	43.86	3.70	11.77	2.25	4.48	1.47	3.73	0.49
After sales charge	5.38	39.19	3.36	8.14	1.58	1.09	0.36	0.36	–2.77
Class Y (1/2/08)
Net asset value	5.60	51.42	4.24	14.63	2.77	6.08	1.99	4.26	0.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

AMT-Free Municipal Fund 9

Comparative index returns For periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.45%	50.92%	4.20%	14.20%	2.69%	6.04%	1.97%	3.52%	–0.19%
Lipper General &
Insured Municipal
Debt Funds	5.98	46.11	3.84	12.99	2.46	5.79	1.89	3.88	0.36
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/18, there were 268, 255, 225, 199, 154, and 28 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income[1]	$0.225877		$0.178308	$0.166763	$0.205201		$0.243622
Capital gains[2]	—		—	—	—		—
Total	$0.225877		$0.178308	$0.166763	$0.205201		$0.243622
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
7/31/17	$15.16	$15.79	$15.17	$15.20	$15.20	$15.71	$15.17
1/31/18	15.03	15.66	15.04	15.07	15.07	15.58	15.04
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	2.80%	2.69%	2.17%	2.02%	2.52%	2.44%	3.03%
Taxable equivalent[4]	4.73	4.54	3.67	3.41	4.26	4.12	5.12
Current 30-day
SEC yield[5]	N/A	1.80	1.26	1.11	N/A	1.56	2.11
Taxable equivalent[4]	N/A	3.04	2.13	1.88	N/A	2.64	3.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 AMT-Free Municipal Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.79%	51.12%	4.22%	15.09%	2.85%	8.38%	2.72%	5.79%	2.50%
After sales charge	5.65	45.08	3.79	10.49	2.02	4.05	1.33	1.56	–1.60
Class B (9/9/85)
Before CDSC	5.79	43.65	3.69	11.58	2.21	6.45	2.11	5.13	2.25
After CDSC	5.79	43.65	3.69	9.64	1.86	3.50	1.15	0.13	–2.75
Class C (7/26/99)
Before CDSC	5.13	39.90	3.41	10.72	2.06	5.89	1.93	4.97	2.10
After CDSC	5.13	39.90	3.41	10.72	2.06	5.89	1.93	3.97	1.10
Class M (6/1/95)
Before sales charge	5.54	46.98	3.93	13.52	2.57	7.49	2.44	5.42	2.36
After sales charge	5.43	42.21	3.58	9.83	1.89	4.00	1.32	1.99	–0.97
Class Y (1/2/08)
Net asset value	5.65	54.71	4.46	16.43	3.09	9.14	2.96	6.03	2.62

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/17	0.79%	1.41%	1.56%	1.06%	0.56%
Annualized expense ratio for the six-month
period ended 1/31/18	0.79%	1.41%	1.56%	1.06%	0.56%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

AMT-Free Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.00	$7.12	$7.87	$5.36	$2.83
Ending value (after expenses)	$1,006.30	$1,003.10	$1,002.40	$1,004.90	$1,007.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.02	$7.17	$7.93	$5.40	$2.85
Ending value (after expenses)	$1,021.22	$1,018.10	$1,017.34	$1,019.86	$1,022.38

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 AMT-Free Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

AMT-Free Municipal Fund 13

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 AMT-Free Municipal Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

AMT-Free Municipal Fund 15

The fund’s portfolio 1/31/18 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate or yield at the close of the reporting period.
AMBAC AMBAC Indemnity Corporation	Rates may be subject to a cap or floor. For certain
BAM Build America Mutual	securities, the rate may represent a fixed rate currently
BAN Bond Anticipation Notes	in place at the close of the reporting period.
COP Certificates of Participation	G.O. Bonds General Obligation Bonds
FCS Farm Credit System	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHLMC Coll. Federal Home Loan Mortgage	NATL National Public Finance Guarantee Corp.
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes, which are floating-
FRB Floating Rate Bonds: the rate shown is the current	rate securities with long-term maturities that carry
interest rate at the close of the reporting period. Rates	coupons that reset and are payable upon demand
may be subject to a cap or floor. For certain securities,	either daily, weekly or monthly. The rate shown is the
the rate may represent a fixed rate currently in place	current interest rate at the close of the reporting
at the close of the reporting period.	period. Rates are set by remarketing agents and may
take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.08% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.6%)*	Rating**	Principal amount	Value
Alabama (0.8%)
Jefferson, Cnty. Rev. Bonds (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,218,771
5.00%, 9/15/33	AA	125,000	142,140
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	1,500,000	1,617,225
			2,978,136
Arizona (4.0%)
El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	825,248
Glendale, Excise Tax Rev. Bonds, 5.00%, 7/1/30	AA	1,000,000	1,175,500
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.125%, 5/15/40	A	2,125,000	2,258,854
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,053,320
4.00%, 5/15/29	A/F	1,000,000	1,072,850
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds (Banner
Hlth.), Ser. A, 4.00%, 1/1/41	AA–	1,500,000	1,553,415
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA–	315,000	359,938
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA–	750,000	853,733
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,000,000	1,212,900

16 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5.00%, 9/1/35	AA	$2,000,000	$2,138,660
U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.,
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,750,000	1,869,893
			14,374,311
California (7.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	500,000	554,790
CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5.00%, 10/1/38	Baa1	1,200,000	1,315,596
CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds (J. David Gladstone Inst.), Ser. A,
5.00%, 10/1/31	A–	1,000,000	1,093,950
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6.625%, 11/15/24	BBB+/F	2,000,000	2,150,800
AGM, 5.00%, 11/15/44	AA	500,000	560,965
Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	BBB+	775,000	882,392
Foothill-De Anza, Cmnty. College Dist. COP
5.00%, 4/1/36	AA+	200,000	228,268
5.00%, 4/1/35	AA+	250,000	285,663
5.00%, 4/1/33	AA+	300,000	343,584
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-1, 5.00%, 6/1/28	BBB	500,000	580,400
Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	4,259,000
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5.00%, 5/15/40	AA	1,000,000	1,072,490
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,047,818
Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	966,792
zero %, 8/1/24	AA–	1,125,000	951,784
zero %, 8/1/23	AA–	1,065,000	931,566
zero %, 8/1/22	AA–	1,010,000	914,535
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/21	A–	5,500,000	5,017,760
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox),
5.00%, 3/1/27	A3	315,000	339,554
San Bernardino, Cmnty. College Dist. G.O. Bonds,
Ser. A, 4.00%, 8/1/33	Aa2	1,000,000	1,073,550
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds
(Intl. Arpt.), Ser. F, 5.00%, 5/1/40	A1	1,250,000	1,327,425
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	350,000	393,022

AMT-Free Municipal Fund 17

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
California cont.
San Mateo, Union High School Dist. G.O. Bonds
(Election 2010), stepped-coupon zero % (6.700%,
9/1/28), 9/1/41 ††	Aaa	$1,100,000	$943,459
Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	375,000	405,810
			27,640,973
Colorado (2.0%)
CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), Ser. A, 5.00%, 6/1/40	Baa1	1,000,000	1,094,850
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/47	BBB	300,000	332,019
Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. B, 5.25%, 11/15/32	A2	1,500,000	1,713,060
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21) (Sr. Libor Index), Ser. B, 2.096%, 9/1/39	A3	1,000,000	1,016,460
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	3,525,000	1,982,954
High Plains Co. Metro. Dist. G.O. Bonds, NATL
5.00%, 12/1/35	Baa2	295,000	334,940
4.00%, 12/1/47	Baa2	750,000	756,045
			7,230,328
Connecticut (0.7%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds
(2/3/20) (Yale U.), Ser. A, 1.30%, 7/1/48	VMIG1	1,000,000	992,740
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,361,813
5.00%, 7/1/33	BBB+/F	250,000	273,118
			2,627,671
Delaware (0.3%)
DE State Hlth. Fac. Auth. Rev. Bonds (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/35	AA–	1,000,000	1,044,680
			1,044,680
District of Columbia (2.1%)
DC Rev. Bonds (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	1,250,000	1,405,888
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds
(Green Bond), Ser. A, 5.00%, 10/1/45	AA+	2,500,000	2,845,475
Ser. B, 5.00%, 10/1/37	AA+	1,010,000	1,157,763
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,148,100
			7,557,226
Florida (4.3%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	1,250,000	1,328,988
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5.375%, 10/1/29	A1	1,000,000	1,060,700
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	360,000	369,000

18 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Florida cont.
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	$1,375,000	$1,512,418
Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,191,100
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/40	A+	1,000,000	1,064,000
Miami-Dade Cnty., Transit Syst. Rev. Bonds,
4.00%, 7/1/36	AA	1,755,000	1,851,174
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,000,000	1,092,570
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/23	A–/F	1,630,000	1,796,928
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	2,000,000	2,263,920
South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	660,000	686,776
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	265,874
			15,483,448
Georgia (4.1%)
Atlanta, Tax Alloc. Bonds (Atlantic Station),
5.00%, 12/1/21	A3	1,250,000	1,380,775
Atlanta, Tax Allocation Bonds (Beltline), Ser. B,
5.00%, 1/1/31	A2	675,000	770,810
Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
5.00%, 11/1/40	Aa2	3,000,000	3,423,720
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19) (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A3	2,000,000	1,992,080
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic
Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	993,015
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,046,010
5.00%, 3/1/37	BBB–/F	200,000	212,590
Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	3,000,000	3,366,300
Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	1,500,000	1,680,840
			14,866,140
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	200,000	217,926
			217,926
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala Nui),
5.25%, 11/15/37	A–/F	250,000	277,603
			277,603

AMT-Free Municipal Fund 19

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Idaho (1.4%)
ID State Hlth. Fac. Auth. Hosp. Rev. Bonds (Trinity
Hlth. Credit Group), Ser. A, 5.00%, 12/1/47	Aa3	$1,500,000	$1,700,400
ID State Hsg. & Fin. Assn. Rev. Bonds (Garvee),
4.00%, 7/15/30	A2	3,000,000	3,153,540
			4,853,940
Illinois (9.6%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,831,440
Ser. B-2, 5.50%, 1/1/37	BBB+	2,000,000	2,155,780
Ser. A, 5.25%, 1/1/33	BBB+	700,000	743,757
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/35	B	750,000	783,615
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	A	1,000,000	878,190
Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	541,765
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A	115,000	126,768
Ser. D, 5.25%, 1/1/33	A2	1,000,000	1,121,480
Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,097,511
Chicago, Sales Tax Rev. Bonds, 5.00%, 1/1/32
(Prerefunded 1/1/25)	AA	1,000,000	1,184,290
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	536,425
Ser. C, 5.00%, 1/1/39	A	750,000	812,310
(2nd Lien), 5.00%, 1/1/39	A	565,000	609,901
Ser. C, 5.00%, 1/1/34	A	400,000	436,552
Ser. C, 5.00%, 1/1/33	A	405,000	443,050
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	737,465
IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll., NATL,
5.75%, 11/1/28 (Prerefunded 11/1/18)	Aaa	1,500,000	1,549,095
(American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,629,952
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	630,756
5.00%, 1/1/41	Baa3	340,000	356,041
5.00%, 11/1/34	Baa3	1,900,000	2,005,925
Ser. C, 5.00%, 11/1/29	Baa3	1,000,000	1,066,680
5.00%, 8/1/21	Baa3	1,000,000	1,053,690
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	AA–	1,500,000	1,710,360
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	400,000	405,624
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	545,105
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/32	Aa3	2,000,000	2,282,900
Metro. Pier & Exposition Auth. Rev. Bonds
(McCormick Place Expansion), Ser. B,
5.00%, 12/15/33	BB+	300,000	331,203

20 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	A	$5,500,000	$4,674,010
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,151,590
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	1,000,000	1,141,730
			34,574,960
Indiana (0.6%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. B,
5.75%, 1/1/29 (Prerefunded 1/1/19)	A1	1,000,000	1,039,720
IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5.75%, 11/15/41	BBB+/F	1,000,000	1,090,190
			2,129,910
Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	1,455,000	1,527,983
			1,527,983
Kentucky (2.3%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	561,670
KY State Econ. Dev. Fin. Auth. Rev. Bonds (Louisville
Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,012,960
KY State Property & Bldg. Comm. Rev. Bonds
(Project No. 84), NATL, 5.00%, 8/1/20	A1	1,650,000	1,773,750
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32	A–	2,750,000	3,126,888
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6.25%, 6/1/39	A	800,000	847,224
Ser. B, 5.625%, 9/1/39	A	1,000,000	1,057,870
			8,380,362
Louisiana (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	800,000	920,232
			920,232
Maryland (0.2%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	538,770
			538,770
Massachusetts (6.1%)
MA State G.O. Bonds
Ser. J, 5.00%, 12/1/37	Aa1	4,000,000	4,673,880
Ser. E, 4.00%, 4/1/46	Aa1	2,275,000	2,355,194
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,052,370
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.80%, 4/15/22
(Prerefunded 10/15/19)	BBB	700,000	761,376
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	725,000	765,013

AMT-Free Municipal Fund 21

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Harvard U.), Ser. A, U.S. Govt. Coll., 5.50%,
11/15/36 (Prerefunded 11/15/18)	AAA/P	$445,000	$459,454
(Emerson College), Ser. A, 5.50%, 1/1/30	BBB+	180,000	188,923
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	525,025
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,200,000	2,440,394
(Suffolk U.), 5.00%, 7/1/36	Baa2	400,000	449,804
MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), Ser. 1, U.S. Govt.
Coll., 5.75%, 12/1/42 (Prerefunded 5/1/19)	Baa2	1,000,000	1,052,290
MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5.50%, 1/1/22	AA	1,000,000	1,058,790
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA
Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	310,000	313,233
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	5,000,000	5,772,000
			21,867,746
Michigan (4.8%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,304
Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	2,500,000	2,763,525
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,136,010
Kentwood, Economic Dev. Rev. Bonds (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,000,000	1,070,350
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,000,000	1,107,400
(Henry Ford Hlth. Syst.), 5.00%, 11/15/41	A	600,000	671,874
Ser. H-1, 5.00%, 10/1/39	AA–	525,000	571,746
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	400,000	440,516
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	200,000	220,672
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	140,000	155,189
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	787,885
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,609,223
Midland Cnty., Bldg. Auth. Rev. Bonds, AGM, 5.00%,
10/1/25 (Prerefunded 10/1/18)	Aa2	1,000,000	1,023,890
Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5.00%, 12/1/27	AA	1,775,000	1,795,590
Western MI U. Rev. Bonds, AGM, 5.00%, 11/15/28
(Prerefunded 5/15/18)	AA	1,000,000	1,010,390
			17,369,564

22 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Minnesota (0.5%)
Minneapolis, Rev. Bonds (National Marrow
Donor Program), U.S. Govt. Coll., 4.875%, 8/1/25
(Prerefunded 8/1/18)	AAA/P	$1,350,000	$1,373,166
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Carleton College)
4.00%, 3/1/37	Aa2	130,000	137,192
4.00%, 3/1/36	Aa2	400,000	423,096
			1,933,454
Mississippi (1.4%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5.00%, 5/1/37	A2	1,750,000	1,809,465
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. C,
0.96%, 12/1/30	VMIG1	3,250,000	3,250,000
			5,059,465
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,113,960
			1,113,960
Nevada (0.3%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	525,000	596,988
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	410,000	431,000
			1,027,988
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	500,000	559,695
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,000,000	2,203,920
			2,763,615
New Jersey (2.9%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	779,170
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	376,985
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,336,390
NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	1,000,000	1,045,040
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/33	A+	1,350,000	1,530,009
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,056,750
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	800,000	881,496
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	750,000	834,428
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/27	A+	650,000	726,180
			10,566,448

AMT-Free Municipal Fund 23

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
New Mexico (0.8%)
NM State Muni. Energy Acquisition Auth. Gas
Supply FRN Mandatory Put Bonds (8/1/19), Ser. B,
1.798%, 11/1/39	A1	$2,000,000	$2,001,000
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/42	BBB–	980,000	1,015,848
			3,016,848
New York (8.2%)
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A
5.75%, 2/15/47	Aa3	385,000	423,019
FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	15,000	16,795
Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5.25%, 10/1/35	A3	1,000,000	1,245,630
Metro. Trans. Auth. Mandatory Put Bonds (2/15/20),
Ser. C-2B, 5.00%, 11/15/34	AA–	2,000,000	2,123,240
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	AA–	500,000	568,195
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	AA–	2,600,000	2,771,574
Metro. Trans. Auth. BAN Rev. Notes, Ser. A-3,
4.00%, 8/15/19	AA–	6,000,000	6,216,120
Metro. Trans. Auth. Dedicated Tax Fund FRN
Mandatory Put Bonds (6/1/22), Ser. A-2A,
1.53%, 11/1/26	AA	2,165,000	2,163,290
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	2,000,000	2,104,340
NY City, G.O. Bonds, Ser. D-1, 5.00%, 10/1/36	Aa2	1,400,000	1,542,940
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/39	AAA	2,000,000	2,284,060
(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	2,000,000	2,285,600
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	910,000	1,036,909
NY State Energy Research & Dev. Auth. Gas
Fac. FRN (Brooklyn Union Gas), Ser. A-1, NATL,
2.035%, 12/1/20	A2	1,500,000	1,500,000
NY State Urban Dev. Corp. Rev. Bonds (Personal
Income Tax (Group C)), Ser. A, 5.00%, 3/15/37	AAA	2,000,000	2,316,320
Port Auth. of NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6.00%, 12/1/42	Baa1	900,000	994,887
			29,592,919
North Carolina (0.1%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), Ser. A
6.00%, 6/1/31	BBB+	485,000	492,387
6.00%, 6/1/31 (Prerefunded 6/1/18)	AAA/P	15,000	15,229
			507,616
Ohio (2.4%)
American Muni. Pwr., Inc. Rev. Bonds (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/26	A	500,000	581,005
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5.75%, 6/1/34	B–	500,000	480,000
5.375%, 6/1/24	B–	1,000,000	965,860

24 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	BBB+/F	$700,000	$753,263
Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	699,374
OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHMLC Coll.,
5.00%, 11/1/28	Aaa	150,000	154,526
OH State Rev. Bonds (Northeast OH Regl. Swr. Dist.),
5.00%, 11/15/44	Aa1	1,015,000	1,156,806
OH State Hosp. Fac. Rev. Bonds (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,325,700
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/48	Aa3	1,250,000	1,372,163
Scioto Cnty., Hosp. Rev. Bonds (Southern OH Med.
Ctr.), 5.00%, 2/15/33	A2	500,000	561,170
Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein
Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	581,245
			8,631,112
Oregon (0.1%)
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	315,000	318,578
			318,578
Pennsylvania (6.9%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5.25%, 12/1/32	AA–	670,000	765,455
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5.625%, 8/15/39	A1	500,000	526,420
Berks Cnty., Muni. Auth. Rev. Bonds (Reading Hosp.
& Med. Ctr.), Ser. A-3
5.50%, 11/1/31	A	1,500,000	1,594,725
U.S. Govt. Coll., 5.50%, 11/1/31
(Prerefunded 11/1/19)	AAA/P	1,500,000	1,595,805
Dallas, Area Muni. Auth. U. Rev. Bonds (Misericordia
U.), 5.00%, 5/1/29	Baa3	300,000	326,796
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A
6.00%, 6/1/29	A1	1,305,000	1,369,624
6.00%, 6/1/29 (Prerefunded 6/1/19)	AAA/P	1,195,000	1,266,043
Geisinger, Auth. Rev. Bonds (Geisinger Hlth. Syst.),
Ser. A-2, 5.00%, 2/15/39	Aa2	500,000	566,775
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds
(Scranton U.), 4.00%, 11/1/40	A–	500,000	506,025
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.20%, 4/1/39	A1	1,900,000	1,994,677
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (4/2/2018) (Republic Svcs.,
Inc.), Ser. B, 1.45%, 12/1/30	A–2	500,000	500,065
PA State Higher Edl. Fac. Auth. Rev. Bonds (East
Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	796,906
PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,074,763

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	$675,000	$750,998
Ser. A, 5.00%, 12/1/38	A1	650,000	732,719
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,124,700
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/26	A2	500,000	585,085
PA State U. Rev. Bonds, Ser. B, 5.00%, 9/1/34	Aa1	1,830,000	2,111,326
Philadelphia, Gas Wks. Rev. Bonds
Ser. 9th, 5.25%, 8/1/40	A	855,000	915,867
(1998 Gen. Ordinance), Ser. 14, 5.00%, 10/1/34	A	1,000,000	1,136,840
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,304,515
Pittsburgh, G.O. Bonds, Ser. B, 5.00%, 9/1/25	A1	1,250,000	1,409,838
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	250,000	290,635
Wilkes-Barre, Fin. Auth. Rev. Bonds (U. of Scranton),
5.00%, 11/1/40 (Prerefunded 11/1/20)	A–	500,000	545,785
			24,792,387
Rhode Island (0.6%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	403,237
5.00%, 5/15/26	BBB+	580,000	660,869
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	1,044,840
			2,108,946
South Carolina (2.4%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds
(LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	586,255
Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	658,841
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	A1	3,000,000	3,429,540
Ser. A, 5.50%, 12/1/54	A1	1,000,000	1,116,240
Ser. A, 5.00%, 12/1/50	A1	2,000,000	2,201,900
(Oblig.), Ser. B, 5.00%, 12/1/37	A1	500,000	564,630
			8,557,406
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth. Alliance),
6.00%, 7/1/38	Baa1	1,850,000	1,975,578
			1,975,578
Texas (13.0%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Uplift
Ed.), Ser. A, PSFG
5.00%, 12/1/37	AAA	725,000	829,516
4.00%, 12/1/32	AAA	375,000	398,400
4.00%, 12/1/29	AAA	500,000	543,385

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Texas cont.
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/36	A3	$600,000	$680,070
5.00%, 10/1/33	A3	400,000	455,504
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	500,000	535,985
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	300,000	328,221
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (IDEA
Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	350,000	401,517
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,080,670
PSFG, 4.00%, 8/15/29	AAA	1,500,000	1,630,080
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	2,500,000	2,846,525
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,326,889
Fort Bend Indpt. School Dist. Mandatory Put Bonds
(8/1/21), Ser. D, PSFG, 1.50%, 8/1/42	AAA	2,500,000	2,473,000
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa3	500,000	530,910
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The
Methodist Hosp.), Ser. C-1, 1.00%, 12/1/24	A-1+	3,000,000	3,000,000
Houston, Util. Syst. Rev. Bonds
Ser. D, 5.00%, 11/15/39	Aa2	1,000,000	1,147,720
Ser. B, 5.00%, 11/15/36	Aa2	3,000,000	3,465,270
Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,275,220
Liberty Hill, Indep. School Dist. G.O. Bonds, PSFG
5.00%, 8/1/30	Aaa	1,100,000	1,285,493
5.00%, 8/1/28	Aaa	625,000	737,656
Matagorda Cnty., Poll. Control Rev. Bonds (Central
Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	600,000	646,830
New Hope Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	416,424
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Tarleton State U. Collegiate Student Hsg.), Ser. A,
5.00%, 4/1/35	Baa3	800,000	868,864
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	559,915
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM,
4.00%, 1/1/36	AA	1,000,000	1,048,140
North TX, Tollway Auth. Rev. Bonds (1st Tier), Ser. A
6.25%, 1/1/24	A	655,000	683,493
FCS, U.S. Govt. Coll., 6.25%, 1/1/24
(Prerefunded 1/1/19)	AA/P	2,845,000	2,968,217
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,179,230
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/21), Ser. B, 2.00%, 2/1/33	Aa2	845,000	846,893

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)
5.00%, 11/15/46	A/F	$560,000	$624,641
5.00%, 11/15/37	A/F	250,000	281,055
TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	555,545
TX State G.O. Bonds
(Trans. Auth.), Ser. A, 5.00%, 10/1/44	Aaa	4,750,000	5,424,500
(Trans. Comm.-Mobility Fund), 4.00%, 10/1/32	Aaa	200,000	213,612
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,000,000	1,102,820
TX State Muni. Pwr. Agcy. Rev. Bonds (Syst. Net/
Transmission Converting Security)
5.00%, 9/1/36	A+	400,000	429,296
5.00%, 9/1/35	A+	400,000	429,608
TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,359,776
			46,610,890
Virginia (0.6%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	391,171
VA Cmnwlth. Trans. Board Rev. Bonds (Cap.
Projects), 4.00%, 5/15/34	Aa1	325,000	341,039
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds,
Ser. B, 4.00%, 7/1/35	Aa3	1,500,000	1,568,250
			2,300,460
Washington (2.5%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds
(Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,120,000	3,576,238
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20) (Elec. Syst.), 2.00%, 1/1/44	AA	1,500,000	1,501,875
WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	750,000	860,888
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22) (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.146%, 1/1/42	A	1,100,000	1,109,086
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,074,000
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	810,000	813,078
			8,935,165
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	500,000	540,740
			540,740

28 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value
Wisconsin (0.7%)
WI State Rev. Bonds, Ser. A, U.S. Govt. Coll., 6.00%,
5/1/27 (Prerefunded 5/1/19)	AAA/P	$190,000	$200,764
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,250,000	1,316,675
(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,089,590
			2,607,029
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5.25%, 7/15/26	A1	1,800,000	1,899,486
			1,899,486

TOTAL INVESTMENTS
Total investments (cost $339,690,194)			$351,321,999

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $359,945,440.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.7%
Utilities	15.4
Transportation	12.4

AMT-Free Municipal Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$351,321,999	$—
Totals by level	$—	$351,321,999	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30 AMT-Free Municipal Fund

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $339,690,194)	$351,321,999
Cash	5,986,666
Interest and other receivables	3,528,281
Receivable for shares of the fund sold	62,925
Receivable for investments sold	15,000
Prepaid assets	40,742
Total assets	360,955,613

LIABILITIES
Payable for shares of the fund repurchased	442,904
Payable for compensation of Manager (Note 2)	133,822
Payable for custodian fees (Note 2)	177
Payable for investor servicing fees (Note 2)	35,628
Payable for Trustee compensation and expenses (Note 2)	141,613
Payable for administrative services (Note 2)	709
Payable for distribution fees (Note 2)	81,029
Distributions payable to shareholders	117,528
Other accrued expenses	56,763
Total liabilities	1,010,173

Net assets	$359,945,440

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$348,317,081
Undistributed net investment income (Note 1)	196,719
Accumulated net realized loss on investments (Note 1)	(200,165)
Net unrealized appreciation of investments	11,631,805
Total — Representing net assets applicable to capital shares outstanding	$359,945,440

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($276,816,679 divided by 18,422,219 shares)	$15.03
Offering price per class A share (100/96.00 of $15.03)*	$15.66
Net asset value and offering price per class B share ($1,689,966 divided by 112,333 shares)**	$15.04
Net asset value and offering price per class C share ($28,177,425 divided by 1,869,625 shares)**	$15.07
Net asset value and redemption price per class M share ($757,717 divided by 50,269 shares)	$15.07
Offering price per class M share (100/96.75 of $15.07)†	$15.58
Net asset value, offering price and redemption price per class Y share
($52,503,653 divided by 3,491,051 shares)	$15.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 31

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Interest income	$6,967,172
Total investment income	6,967,172

EXPENSES
Compensation of Manager (Note 2)	824,201
Investor servicing fees (Note 2)	107,650
Custodian fees (Note 2)	5,222
Trustee compensation and expenses (Note 2)	3,871
Distribution fees (Note 2)	503,196
Administrative services (Note 2)	6,556
Other	112,224
Total expenses	1,562,920
Expense reduction (Note 2)	(22,080)
Net expenses	1,540,840

Net investment income	5,426,332

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	3,716,326
Net unrealized depreciation of securities in unaffiliated issuers during the period	(6,595,458)
Net loss on investments	(2,879,132)

Net increase in net assets resulting from operations	$2,547,200

The accompanying notes are an integral part of these financial statements.

32 AMT-Free Municipal Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$5,426,332	$13,014,764
Net realized gain on investments	3,716,326	4,364,212
Net unrealized depreciation of investments	(6,595,458)	(21,681,807)
Net increase (decrease) in net assets resulting
from operations	2,547,200	(4,302,831)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(123,432)	(22,048)
Class B	(795)	(171)
Class C	(12,356)	(2,232)
Class M	(330)	(54)
Class Y	(23,186)	(3,126)
From tax-exempt net investment income
Class A	(4,262,306)	(10,448,219)
Class B	(22,091)	(62,639)
Class C	(309,209)	(776,633)
Class M	(9,837)	(28,218)
Class Y	(782,971)	(1,633,095)
Decrease from capital share transactions (Note 4)	(28,590,456)	(40,174,844)
Total decrease in net assets	(31,589,769)	(57,454,110)

NET ASSETS
Beginning of period	391,535,209	448,989,319
End of period (including undistributed net investment
income of $196,719 and $316,900, respectively)	$359,945,440	$391,535,209

* Unaudited.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
January 31, 2018**	$15.16	.23	(.13)	.10	(.23)	(.23)	$15.03	.63*	$276,817	.40*	1.45*	16*
July 31, 2017	15.71	.48	(.56)	(.08)	(.47)	(.47)	15.16	(.43)	310,029.79		3.14	31
July 31, 2016	15.28	.53	.43	.96	(.53)	(.53)	15.71	6.39	358,847	.80[c]	3.41[c]	11
July 31, 2015	15.26	.57	.02	.59	(.57)	(.57)	15.28	3.86	306,111.78		3.69	10
July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	15.26	7.56	333,666.78		3.85	11
July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	14.74	(3.06)	356,787.77		3.54	16
Class B
January 31, 2018**	$15.17	.18	(.13)	.05	(.18)	(.18)	$15.04	.31*	$1,690	.71*	1.14*	16*
July 31, 2017	15.73	.38	(.56)	(.18)	(.38)	(.38)	15.17	(1.11)	2,099	1.41	2.52	31
July 31, 2016	15.30	.43	.43	.86	(.43)	(.43)	15.73	5.73	2,874	1.42[c]	2.79[c]	11
July 31, 2015	15.27	.47	.03	.50	(.47)	(.47)	15.30	3.29	2,757	1.40	3.07	10
July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	15.27	6.82	2,958	1.40	3.24	11
July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	14.76	(3.59)	3,826	1.38	2.92	16
Class C
January 31, 2018**	$15.20	.17	(.13)	.04	(.17)	(.17)	$15.07	.24*	$28,177	.78*	1.07*	16*
July 31, 2017	15.76	.36	(.56)	(.20)	(.36)	(.36)	15.20	(1.25)	30,961	1.56	2.37	31
July 31, 2016	15.33	.41	.43	.84	(.41)	(.41)	15.76	5.56	33,064	1.57[c]	2.63[c]	11
July 31, 2015	15.30	.45	.03	.48	(.45)	(.45)	15.33	3.13	24,934	1.55	2.92	10
July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	15.30	6.71	26,761	1.55	3.09	11
July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	14.78	(3.73)	37,026	1.53	2.77	16
Class M
January 31, 2018**	$15.20	.21	(.13)	.08	(.21)	(.21)	$15.07	.49*	$758	.53*	1.32*	16*
July 31, 2017	15.76	.44	(.57)	(.13)	(.43)	(.43)	15.20	(.76)	750	1.06	2.83	31
July 31, 2016	15.33	.49	.43	.92	(.49)	(.49)	15.76	6.09	1,535	1.07[c]	3.13[c]	11
July 31, 2015	15.30	.52	.03	.55	(.52)	(.52)	15.33	3.64	1,091	1.05	3.42	10
July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	15.30	7.25	988	1.05	3.58	11
July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	14.78	(3.24)	1,120	1.03	3.27	16
Class Y
January 31, 2018**	$15.17	.24	(.13)	.11	(.24)	(.24)	$15.04	.75*	$52,504	.28*	1.57*	16*
July 31, 2017	15.73	.51	(.56)	(.05)	(.51)	(.51)	15.17	(.26)	47,696.56		3.36	31
July 31, 2016	15.30	.56	.43	.99	(.56)	(.56)	15.73	6.63	52,668	.57[c]	3.61[c]	11
July 31, 2015	15.27	.60	.03	.63	(.60)	(.60)	15.30	4.17	30,320.55		3.92	10
July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	15.27	7.80	26,374.55		4.08	11
July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	14.75	(2.83)	30,338.53		3.77	16

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

34 AMT-Free Municipal Fund	AMT-Free Municipal Fund 35

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

36 AMT-Free Municipal Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

AMT-Free Municipal Fund 37

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2017, the fund had a capital loss carryover of $2,885,369 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$2,458,674	N/A	$2,458,674	July 2018
426,695	N/A	426,695	July 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,083,615 recognized during the period between November 1, 2016 and July 31, 2017 to its fiscal year ending July 31, 2018.

The aggregate identified cost on a tax basis is $339,637,698, resulting in gross unrealized appreciation and depreciation of $13,477,671 and $1,793,370, respectively, or net unrealized appreciation of $11,684,301.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.218% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

38 AMT-Free Municipal Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$84,146	Class M	215
Class B	557	Class Y	14,347
Class C	8,385	Total	$107,650

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $22,080 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $278, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

AMT-Free Municipal Fund 39

	Maximum %	Approved %	Amount
Class A	0.35%	*	$344,650
Class B	1.00%	0.85%	8,368
Class C	1.00%	1.00%	148,274
Class M	1.00%	0.50%	1,904
Total			$503,196

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,383 and $22 from the sale of class A and class M shares, respectively, and received $26 and $910 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$58,667,176	$84,286,652
U.S. government securities (Long-term)	—	—
Total	$58,667,176	$84,286,652

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	801,117	$12,161,690	3,783,373	$57,795,998
Shares issued in connection with
reinvestment of distributions	251,111	3,808,701	599,680	9,065,026
	1,052,228	15,970,391	4,383,053	66,861,024
Shares repurchased	(3,086,381)	(46,922,273)	(6,763,603)	(101,982,860)
Net decrease	(2,034,153)	$(30,951,882)	(2,380,550)	$(35,121,836)

40 AMT-Free Municipal Fund

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	2,047	$31,043	8,639	$130,156
Shares issued in connection with
reinvestment of distributions	1,364	20,720	3,796	57,453
	3,411	51,763	12,435	187,609
Shares repurchased	(29,385)	(446,926)	(56,827)	(854,780)
Net decrease	(25,974)	$(395,163)	(44,392)	$(667,171)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	53,825	$821,243	511,472	$7,866,544
Shares issued in connection with
reinvestment of distributions	18,626	283,328	44,941	680,785
	72,451	1,104,571	556,413	8,547,329
Shares repurchased	(239,723)	(3,655,578)	(617,783)	(9,324,133)
Net decrease	(167,272)	$(2,551,007)	(61,370)	$(776,804)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	941	$14,386	1,196	$18,213
Shares issued in connection with
reinvestment of distributions	644	9,802	1,792	27,251
	1,585	24,188	2,988	45,464
Shares repurchased	(642)	(9,789)	(51,065)	(772,677)
Net increase (decrease)	943	$14,399	(48,077)	$(727,213)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	739,666	$11,269,722	1,139,273	$17,261,318
Shares issued in connection with
reinvestment of distributions	39,668	602,048	82,342	1,246,327
	779,334	11,871,770	1,221,615	18,507,645
Shares repurchased	(432,730)	(6,578,573)	(1,426,257)	(21,389,465)
Net increase (decrease)	346,604	$5,293,197	(204,642)	$(2,881,820)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

AMT-Free Municipal Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡ :
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 AMT-Free Municipal Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

AMT-Free Municipal Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 AMT-Free Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA043 309788 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018